THE LAZARD FUNDS, INC.
Lazard Bond Portfolio

Supplement to Prospectus dated May 1, 2005

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved the liquidation of Lazard Bond Portfolio, a series of the Fund (the "Portfolio"). After the close of trading on the floor of the New York Stock Exchange on September 30, 2005 (normally 4:00 p.m., Eastern time), the Portfolio will be closed to further investment, excluding reinvestment of any dividends and distributions. It is anticipated that the Portfolio's assets will be distributed to investors on or about October 14, 2005.

Dated:  September 26, 2005